Exhibit 99.1

Canopy Growth Announces Cost Reduction Actions to Accelerate Path to Profitability

Strategic adjustments are expected to generate savings of $100 – $150 million within 12 – 18 months

April 26, 2022

SMITHS FALLS, ON – Canopy Growth Corporation (“Canopy Growth” or “the Company”) (TSX: WEED) (NASDAQ: CGC), a world-leading diversified cannabis, hemp, and cannabis device company, today announced that the Company is undertaking a series of initiatives to reduce costs and drive efficiency in order to accelerate its path to profitability. All financial information in this press release is reported in Canadian dollars, unless otherwise indicated.

Aligned to Canopy Growth’s FY23 strategic review, the Company is conducting the following actions:

•	Reducing cost of goods sold (“COGS”) in the Company’s Canadian cannabis business by lowering per-gram cultivation costs through increased cultivation-related efficiencies and facility improvements;

•	Implementing a flexible manufacturing platform inclusive of contract manufacturing for certain product formats;

•	Rightsizing indirect costs and generating efficiencies across the Company’s supply chain and procurement;

•	Aligning selling, general and administrative costs (“SG&A”) with short-term business expectations by reducing third-party professional fees and office costs; and

•	Further streamlining the organization to drive process-related efficiencies.

As a result of these challenging but necessary changes to the organizational structure, dedicated team members will be impacted as the Company operates with a reduced headcount moving forward. The Canopy Management team wishes to acknowledge the efforts of these individuals during their tenure and thanks them for their contributions to the Company.

“To realize profitability and power growth, we are taking critical actions to further evolve Canopy Growth into an agile organization with a clear focus on the areas where we have the greatest potential of success,” said David Klein, Canopy Growth Chief Executive Officer. “These necessary changes are being implemented to ensure the size and scale of our operations reflect current market realities and will support the long-term sustainability of our company.”

“The savings and operational efficiencies generated through these additional steps reinforce our commitment to driving Canopy to profitability,” shared Judy Hong, Canopy Growth’s Chief Financial Officer. “Achieving profitability in our Canadian business is critical to the success of our Company and will ensure we can continue investing in our key strategic growth areas including US THC to build significant long-term value.”

Management expects to generate COGS savings of $30 - $50 million and reduce SG&A expenses by $70 -$100 million within 12—18 months. These savings are incremental to the previously announced cost savings of $150-$200 million, of which the majority have already been achieved. As a result of these strategic changes, management anticipates charges between $250—$300 million in Q4 FY2022, the majority of which will be non-cash and relate to the write-down of excess inventory balances as well as “property, plant and equipment” impairments. Further, the Company expects to incur between $100—$250 million in non-cash impairment charges in Q4 FY2022, largely driven by goodwill and intangible asset impairments.

All figures reported above with respect to the quarter ended March 31, 2022 are preliminary, are based on current expectations and are unaudited and subject to change and adjustment as the Company prepares its consolidated financial statements for the fiscal year ended March 31, 2022. Actual results may differ materially from the preliminary estimates herein. Accordingly, investors are cautioned not to place undue reliance on the foregoing information. The Company does not intend to provide preliminary results in the future. The preliminary results provided in this news release constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation, are based on several assumptions and are subject to a number of risks and uncertainties. See “Notice Regarding Forward Looking Statements”.

Media Contact:

Jennifer White

Senior Manager, Communications

Jennifer.White@canopygrowth.com

Investor Contacts:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

About Canopy Growth Corporation

Canopy Growth (TSX:WEED,NASDAQ:CGC) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, we offer product varieties in high-quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Our global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour-coded classification system and is a market leader in both Canada and Germany. Through our award-winning Tweed and Tokyo Smoke banners, we reach our adult-use consumers and have built a loyal following by focusing on top quality products and meaningful customer relationships. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional hemp-derived CBD products to the United States through our First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands. For more information visit www.canopygrowth.com.

Notice Regarding Forward-Looking Information

This press release contains “forward-looking statements” and “forward-looking information” within the meaning of applicable U.S. and Canadian securities laws (collectively, “forward-looking statements”), which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions and include statements relating to the Company’s estimated cost savings opportunities and the estimated pre-tax charges the Company expects to take as further described herein. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those forward-looking statements and the forward-looking statements are not guarantees of future performance. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. A discussion of some of the material factors applicable to Canopy Growth Corporation (“Canopy”) can be found under the section entitled “Risk Factors” in Canopy’s Annual Report on Form 10-K for the year ended March 31, 2021, filed with the Securities and Exchange Commission and with applicable Canadian securities regulators, as such factors may be further updated from time to time in its periodic filings with the Securities and Exchange Commission and with applicable Canadian securities regulators, which can be accessed at www.sec.gov/edgar and www.sedar.com, respectively. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in the filings. Any forward-looking statement included in this press release is made as of the date of this press release and, except as required by law, Canopy disclaims any obligation to update or revise any forward- looking statement. Readers are cautioned not to put undue reliance on any forward-looking statement. Forward-looking statements contained in this press release are expressly qualified by this cautionary statement.

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